UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2008

EXCLUSIVE APPAREL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140305	20-556127
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6555 W. Gary Avenue

Las Vegas, NV 89139

(Address of principal executive office)

(702) 242-9501

(Registrant's telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

On May 28, 2008, we entered into a Merger Agreement with e-Smart Technologies, Inc., a Nevada corporation.  The closing of the merger has not yet occurred and is subject to various conditions that are contained in the Merger Agreement.  The merger is expected to close in the third quarter of 2008.

e-Smart Technologies, Inc. is a licensee that has the right to market the most advanced biometrically protected, multi-application smart card solution to the USA, Asia and China.

This brief discussion is qualified by reference to the provisions of the Merger Agreement which is attached in full to this report as Exhibit 2.1.

Item 9.01   Financial Statements and Exhibits

(d)

Exhibits

2.1

Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCLUSIVE APPAREL, INC.

Date:  July 15, 2008

By:/s/ Sharon M. Lynch

Sharon M. Lynch,

President, Secretary and Director

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